UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54884	30-0826400
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

China United Insurance Service, Inc. (the Company) is filing this Amendment No. 1 on Form 8-K (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 23, 2018 (the “Original Filing”) solely to provide further information concerning certain line items affected and the extent of the impact of errors related to the accounting for the acquisition of Genius Holdings Financial Limited (the “GHFL Acquisition”) in 2015. As stated in the Original Filing, the GHFL Acquisition was originally accounted for as the acquisition of a business but, upon reflection and further analysis, the Company has come to the conclusion that it would be more accurately accounted for as an asset acquisition. Except for providing the corrected financial information related to certain balance sheet and income statement line items set forth in this Amended Filing, this Amended Filing does not amend, nor does it modify or update, the disclosures in the Original Filing affected by subsequent events or discoveries.

Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As reported in the original Filing, on January 23, 2018, the Audit Committee of the Board of Directors of China United Insurance Service, Inc. (the “Company”), based on the recommendation of management and after consultation with the Company’s independent registered accounting firm, concluded that the Company’s previously issued financial statements as of and for the years ended December 31, 2015 and 2016, and as of and for the interim periods ended March 31, 2017, June 30, 2017 and September 30, 2017 (each, a “Restated Period” and, collectively, the Restated Periods”) should no longer be relied upon because of errors related to the accounting for the acquisition of Genius Holdings Financial Limited (the “GHFL Acquisition”) in 2015. The GHFL Acquisition was originally accounted for as the acquisition of a business but, upon reflection and further analysis, the Company has come to the conclusion that it would be more accurately accounted for as an asset acquisition. The Company’s independent registered accounting firm has concurred with this revised approach.

The Company has determined that this change in accounting for the GHFL Acquisition had the impact set forth below on the following key balance sheet and income statement line items included in the financial statements for each of the Restated Periods, which the Company believes are of particular significance for investors. The tables below set forth the impact of the change in accounting treatment to consolidated balance sheets and statements of operations and other comprehensive income (loss) contained in those financial statements:

	As of and for year ended 12/31/2015				As of and for year ended 12/31/2016
	As reported	As adjusted	Amount of Misstatement	% Impact	As reported	As adjusted	Amount of Misstatement	% Impact
Consolidated Balance Sheets

Goodwill	2,071,491	31,651	2,039,840	98.5%	2,071,491	31,651	2,039,840	98.5%

Total assets	39,401,816	37,361,976	2,039,840	5.2%	51,407,543	49,367,703	2,039,840	4.0%

Retained earnings	1,808,665	(231,175)	2,039,840	112.8%	3,286,562	1,246,722	2,039,840	62.1%

Stockholders' equity attribute to parent's shareholders	11,671,676	9,631,836	2,039,840	17.5%	14,575,988	12,536,148	2,039,840	14.0%

Consolidated Statements of Operations and Other Comprehensive Income/(Loss)

General and administrative	12,675,171	14,715,011	(2,039,840)	(16.1%)	13,852,277	13,852,277	-	-

Net income (loss)	2,701,125	661,285	2,039,840	75.5%	5,019,583	5,019,583	-	-

Net income (loss) attribute to parent's shareholders	1,077,927	(961,913)	2,039,840	189.2%	2,892,155	2,892,155	-	-

Earnings per share:

Basic	0.037	(0.033)	n/a	189.2%	0.098	0.098	-	-

Diluted	0.035	(0.033)	n/a	189.2%	0.095	0.095	-	-

	As of and for three months ended 03/31/2017				As of and for six months ended 06/30/2017				As of and for nine months ended 09/30/2017
	As reported	As adjusted	Amount of Misstatement	% Impact	As reported	As adjusted	Amount of Misstatement	% Impact	As reported	As adjusted	Amount of Misstatement	% Impact
Unaudited Consolidated Balance Sheets

Goodwill	2,071,491	31,651	2,039,840	98.5%	2,071,491	31,651	2,039,840	98.5%	2,071,491	31,651	2,039,840	98.5%

Total assets	49,227,142	47,187,302	2,039,840	4.1%	48,983,681	46,943,841	2,039,840	4.2%	51,132,862	49,093,022	2,039,840	4.0%

Retained earnings	4,152,250	2,112,410	2,039,840	49.1%	5,804,053	3,764,213	2,039,840	35.1%	6,663,807	4,623,967	2,039,840	30.6%

Stockholders' equity attribute to parent's shareholders	16,701,244	14,661,404	2,039,840	12.2%	18,721,318	16,681,478	2,039,840	10.9%	20,077,289	18,037,449	2,039,840	10.2%

Unaudited Consolidated Statements of Operations and Other Comprehensive Income/(Loss)

General and administrative	3,352,440	3,352,440	-	-	7,006,304	7,006,304	-	-	10,714,341	10,714,341	-	-

Net income (loss)	2,020,799	2,020,799	-	-	4,509,827	4,509,827	-	-	6,486,964	6,486,964	-	-

Net income (loss) attribute to parent's shareholders	1,336,345	1,336,345	-	-	3,324,733	3,324,733	-	-	4,632,380	4,632,380	-	-

Earnings per share:

Basic	0.045	0.045	-	-	0.113	0.113	-	-	0.157	0.157	-	-

Diluted	0.044	0.044	-	-	0.109	0.109	-	-	0.152	0.152	-	-

In order to provide complete information to investors concerning this change in accounting for all of the Restated Periods, the Company will include restated audited financial statements as of and for the years ended December 31, 2015 and 2016, and restated unaudited interim financial statements as of and for the interim periods ended March 31, 2017, June 30, 2017 and September 30, 2017 in its Annual Report on Form 10-K as of and for the year ended December 31, 2017 (the “2017 10-K”). The Company’s 2017 10-K is scheduled to be filed with the Commission not later than March 15, 2018.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K/A (the “Form 8-K/A”) includes information that constitutes forward-looking statements. Such forward-looking statements often contain words such as “believe,” “expect,” “anticipate” “intend,” or “will,” although not all forward-looking statements contain these identifying words. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Examples of such forward-looking statements include, but are not limited to, statements of our expectations regarding the Company’s intended actions concerning the restatement of the Company’s financial statements for the Restated Periods described above.

These forward-looking statements are based on our current beliefs, assumptions and expectations concerning future events, which, in turn, are based on information currently available to the Company. Such forward-looking statements include the qualitative and quantitative effect of the restated financial statements for each of the Restated Periods and any anticipated conclusions of the Company’s Audit Committee or management with respect to matters related to the Company’s accounting. Although we believe that the expectations underlying any of these forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. A variety of factors could cause actual events or results to differ materially from those expressed or contemplated by the forward-looking statements including, without limitation, additional information that may become known prior to the expected filing with the Securities and Exchange Commission of the restated financial statements for the Restated Periods or that subsequent events may occur that require the Company to make additional adjustments to such restated financial statements.

All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by these cautionary statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement except to the extent required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: February 7, 2018

By: /s/ Yi-Hsiao Mao

Name: Yi-Hsiao Mao

Title:   Chief Executive Officer